Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 8 — Commitments and Contingencies

Legal Proceedings

We are subject to claims and assessments from time to time in the ordinary course of business. We will accrue a liability for such matters when it is probable that a liability has been incurred and the amount can be reasonably estimated. When only a range of possible loss can be established, the most probable amount in the range is accrued. If no amount within this range is a better estimate than any other amount within the range, the minimum amount in the range is accrued. We are not currently party to any material legal proceedings in which a potential loss is probable or reasonably estimable.

Indemnification

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnifications. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future, but that have not yet been made. To date, the Company has not paid any claims or been required to defend any action related to its indemnification obligations. However, the Company may record charges in the future as a result of these indemnification obligations.

Note 9 — Commitments and Contingencies

Operating Leases

We have entered into various non-cancelable operating lease agreements for our current headquarters and laboratory facilities in Boulder, Colorado. In August 2015, the Company entered into a lease agreement for the Company’s corporate headquarters with a lease term that expires in June 2023; however, in September 2020, we agreed to terminate the lease effective June 2021. As a result, we paid a termination penalty of $0.3 million, which was recorded in selling, general and administrative expenses during the year ended December 31, 2020. A second lease, originally entered into in January 2017, expired in August 2021. This lease expired with no termination penalties.

In August 2020, we announced the closure of our Oxford, United Kingdom laboratory. The related laboratory lease term expired in December 2021.

We also have operating leases for our research and development lab facility and operations lab facility in Boulder, Colorado. During the year ended December 31, 2021, we extended the lease term on both leases until February 2026 and December 2023, respectively. The laboratory leases include escalating rent payments and options to renew the leases. We have deposits of $0.8 million and $0.3 million classified as restricted cash and included in other long-term assets as of December 31, 2021 and 2020, respectively. The deposits are restricted from withdrawal and held by a bank in the form of collateral for an irrevocable standby letter of credit held as security for the lease of one of the Company’s facilities. In December 2021, we entered into a lease for administrative offices which will expire on December 31, 2023.

On February 10, 2022, the Company entered into two separate lease agreements to lease two buildings pending construction. Both leases will expire on November 30, 2033, unless extended by the parties or earlier terminated in accordance with the terms of the lease. The Company’s obligation to pay rent for each building will begin approximately six months following the applicable commencement date of each lease. The annual base rent for each lease is approximately $1.3 million per year in the aggregate. Each lease is subject to annual increases of approximately 3% per annum and other adjustments, up to approximately $1.8 million per year in the aggregate in the final year of the term. Both leases include tenant improvement allowances in the amount of approximately $3.5 million per lease. The Company has the right to extend the term of each of the leases for three periods of sixty months each beginning immediately following the end of the then-current term.

Rent expense for the years ended December 31, 2021 and 2020 for operating leases was $1.8 million and $1.9 million, respectively. As of December 31, 2021, we have future commitments resulting from these operating lease arrangements totaling $5.5 million, which consisted of the following:

(in thousands)	December 31, 2021
2022	$1,850
2023	1,905
2024	810
2025	834
2026	143
Total future minimum lease payments	$5,542

SAFE Agreement

In December 2019, in conjunction with a revenue contract with a customer, we entered into a Simple Agreement for Future Equity (the “SAFE”). The SAFE agreement provided the customer with the right to purchase a SAFE for a fixed payment of $5.0 million that would convert into equity (variable number of shares based upon fair value at the date of issuance) upon certain specified fundraising events. The right to purchase the SAFE was contingent on the customer’s approval of our plan to move to the next version of our SomaScan® platform (the “Reversioning Plan”), which did not occur until January 2020. The obligation was classified as a liability and measured at fair value upon the customers’ approval of the Reversioning Plan in January 2020. We received $5.0 million in cash and the customer was issued 737,463 shares of Old SomaLogic redeemable convertible preferred stock, which effectively converted the liability into redeemable convertible preferred stock. The 737,463 shares of Old SomaLogic redeemable convertible preferred stock that were issued for the SAFE are presented in the consolidated statements of stockholders’ equity as 1,236,135 shares of Common Stock as a result of the reverse recapitalization.

Legal Proceedings

We are subject to claims and assessments from time to time in the ordinary course of business. We will accrue a liability for such matters when it is probable that a liability has been incurred and the amount can be reasonably estimated. When only a range of possible loss can be established, the most probable amount in the range is accrued. If no amount within this range is a better estimate than any other amount within the range, the minimum amount in the range is accrued. We are not currently party to any material legal proceedings in which a potential loss is probable or reasonably estimable.

Indemnification

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnifications. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future, but that have not yet been made. To date, the Company has not paid any claims or been required to defend any action related to its indemnification obligations. However, the Company may record charges in the future as a result of these indemnification obligations.